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                                                                   Exhibit 10.14

                          LANSTAR SEMICONDUCTOR INC.
                            1997 STOCK OPTION PLAN

     This Lanstar Semiconductor Inc. 1997 Stock Option Plan (hereinafter called the "Plan") was adopted by the Board of Directors of Lanstar Semiconductor Inc.,
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a Utah corporation (hereinafter called the "Company"), on November 21, 1997.
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The date of approval of the Plan (hereinafter called the "Date of Approval") is
                                                          ----------------
fixed at November 21, 1997. The Plan will be submitted to the Shareholders of the Company for approval within one (1) year of the Date of Approval.

     (1)  PURPOSE AND SCOPE.  The purposes of this Plan are to encourage stock
          -----------------
ownership by employees of the Company and its subsidiaries, to provide an incentive for such employees to expand and improve the profits of the Company and its subsidiaries, and to assist the Company and its subsidiaries in attracting and retaining key personnel through the grant of incentive stock options and nonqualified stock options to purchase shares of the Company's common stock.

     (2)  DEFINITIONS.  For purposes of this Plan, the following terms shall
          -----------
have the following meanings:

          (A)  "Board" shall mean the Board of Directors of the Company.
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          (B)  "Committee" shall mean the Compensation Committee, which shall be
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               appointed by the Board.

          (C)  "Company" shall mean Lanstar Semiconductor Inc., a Utah
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               corporation.

          (D)  "Code" shall mean the Internal Revenue Code of 1986, as amended.
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          (E)  "ISO" shall mean an incentive stock option within the meaning of
                ---
               Section 422 of the Code to purchase Stock, granted pursuant to this Plan.

          (F)  "NQSO" shall mean a nonqualified stock option to purchase Stock,
                ----
               granted pursuant to this Plan.

          (G)  "Option Price" shall mean the purchase price for Stock pursuant
                ------------
               to a Stock Option as determined in Section (6) of this Plan.

          (H)  "Participant" shall mean an employee of the Company, or of any
                -----------
               subsidiary of the Company, to whom a Stock Option is granted under this Plan.

          (I)  "Plan" shall mean this Lanstar Semiconductor Inc. 1997 Stock
                ----
               Option Plan.

          (J)  "Stock" shall mean the common stock of the Company, par value
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               One-Tenth of One Cent (1 mil) per share.

          (K)  "Stock Option" shall mean an ISO or NQSO.
                ------------

     (3)  STOCK TO BE OPTIONED; DESIGNATION OF INCENTIVE STOCK OPTIONS.  Subject
          ------------------------------------------------------------
to the provisions of Section (10) of this Plan, the maximum number of shares of Stock that may be optioned or sold under this Plan is Seven Million Five Hundred Thousand (7,500,000) shares, all of which may be designated as ISOs. The shares shall be either treasury or authorized but unissued shares of Stock of the Company. Options or portions of options granted under this Plan to employees may, in the discretion of the Committee, be designated as ISOs or as NQSOs. In addition to any other term or provision of this Plan applicable to an ISO, any option designated as an ISO shall also be

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subject to the condition that the aggregate fair market value (determined at the time the options are granted) of the Company's Common Stock with respect to which incentive stock options are exercisable for the first time by any individual employee during any calendar year (under this Plan and all other similar plans of the Company and its subsidiaries hereafter adopted) shall not exceed One Hundred Thousand Dollars ($100,000.00).

     (4) ADMINISTRATION.  This Plan shall be administered by the Committee or,
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in the absence of a Committee, by the Board.  The Committee shall be responsible to the Board for the operation of this Plan, and shall make recommendations to the Board with respect to participation in this Plan by employees of the Company and its subsidiaries, and with respect to the terms, limitations, restrictions, conditions and extent of that participation. The interpretation and construction of any provision of this Plan by the Committee shall be final, unless otherwise determined by the Board. No member of the Board or the Committee shall be liable for any action or determination made by that member in good faith relating to the Plan or any award thereunder.

     (5) ELIGIBILITY.  The Board, upon recommendation of the Committee or upon
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its own action, may grant Stock Options to any employee (including an employee who is also a Director or an Officer) of the Company or its subsidiaries. The Board shall designate the Stock Options as ISOs or NQSOs. In making its selection and in determining the amount of awards to recommend, the Committee may consider any factors it deems relevant including the individual's functions, responsibilities, value of services to the Company and past and potential contri-


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butions to the Company's profitability and growth. Stock Options may be awarded by the Board at any time and from time to time to new Participants, or to then Participants, or to a greater or lesser number of Participants, and may include or exclude previous Participants, as the Board shall determine in its sole discretion. Except as required by this Plan, Stock Options granted at different times need not contain similar provisions. The Committee's determinations under the Plan (including without limitation determinations of the employees to receive awards, the form, amount and timing of such awards, the terms and provisions of such awards and the agreements evidencing same) need not be uniform and may be made by it selectively among employees who receive, or are eligible to receive, awards under the Plan, whether or not those employees are similarly situated.

     (6) OPTION PRICE FOR ISOs AND NQSOs.  For any Participant who is not deemed
         -------------------------------
to be a Ten Percent (10%) Shareholder under the rules applicable to ISOs under 422 of the Code (a "10% Shareholder"), the Option Price for each share to be
                    ---------------
acquired pursuant to an ISO shall be One Hundred Percent (100%) of the fair market value of the share as determined by the Board of the Common Stock on the date the ISO is granted. For any Participant who is deemed to be a 10% Shareholder under the rules applicable to ISOs under Section 422 of the Code, the Option Price for each share to be acquired pursuant to an ISO shall be One Hundred Ten Percent (110%) of the fair market value of the share. The Option Price for any NQSO shall be as determined by the Board of the Common Stock on the date the NQSO is granted. In addition, the Board shall include in any NQSO granted pursuant to this Plan a condi-


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tion that, upon exercise of the NQSO and prior to the issuance of any stock certificate to the Participant, the Participant shall remit to the Company the amount of any federal, state or local employment taxes required to be withheld upon exercise of the NQSO. The Participant may (i) make a direct payment to the Company to satisfy this obligation, (ii) increase withholding on his cash compensation on the date the NQSO is exercised, and/or (iii) use the procedure described in the following provisions of this Subsection (6). One (1) month prior to exercise of a NQSO, the Participant may deliver a notice of withholding election to the Company. The notice shall state that the Company is to (i) calculate the amount of withholding tax due as if all shares for which a NQSO is to be exercised were delivered, (ii) reduce that number of shares made available for delivery so that the fair market value of the shares withheld on the exercise date approximates the Company's withholding tax obligation, and (iii) pay the cash to the Internal Revenue Service and other applicable taxing authorities on the Participant's behalf instead.

     (7) TERMS AND CONDITIONS OF OPTIONS.  Stock Options granted pursuant to
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this Plan shall be authorized by the Board and shall be evidenced by a written
Stock Option Agreement or Agreements in such form as the Board, upon recommendation of the Committee, shall from time to time approve. Any Stock Option granted pursuant to this Plan must be granted within ten (10) years of the earlier of the date of adoption of this Plan or the approval of this Plan by the Company's Shareholders. Such agreements shall comply with and be subject to the following terms and conditions:



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          (A)  DEATH OF PARTICIPANT.
               --------------------

               (i) Notwithstanding Section 7(B) of this Plan, upon the death of the Participant, any Stock Option exercisable on the date of death may be exercised by the Participant's estate or by a person who acquires the right to exercise such Stock Option by bequest or inheritance or by reason of the death of the Participant, provided that such exercise occurs within both the remaining option term of the Stock Option and within twelve (12) months after the Participant's death.

               (ii) The provisions of this Subsection (7)(A) shall apply
                    notwithstanding the fact that the Participant's employment may have terminated prior to death, and if the Stock Option remains exercisable but only to the extent of any Stock Options exercisable on the date of death.

          (B)  DISABILITY.  Upon the termination of the Participant's employment
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               by reason of permanent disability (as determined by the Board), the Participant may, within twelve (12) months from the date of such termination of employment, exercise any Stock Options to the extent such Stock Options were exercisable at the date of such termination of employment due to disability.

          (C)  TERMINATION FOR OTHER REASONS.  Except as provided in Sections
               -----------------------------
               (7)(A) and (7)(B) or except as otherwise determined by the Board, all Stock Options shall automatically terminate upon the termination of the Participant's employment.

          (D)  TIME AND METHOD OF PAYMENT.  The Option Price and any other
               --------------------------
               amounts payable upon exercise of a Stock Option shall be paid in full in cash at the time a Stock Option is exercised under this Plan. Otherwise, an exercise of any



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               Stock Option granted under this Plan shall be invalid and of no effect. Promptly after the exercise of a Stock Option and the payment of the Option Price and any other required amounts, the Participant shall be entitled to the issuance of a stock certificate evidencing his ownership of such Stock. A Participant shall have none of the rights of a shareholder until certificates for shares are issued to him, and no adjustment will be made for dividends or other rights for which the record date is prior to the date such stock certificate is issued.

          (E)  NUMBER OF SHARES.  Each Stock Option Agreement shall state the
               ----------------
               total number of shares of Stock to which it pertains.

          (F)  GENERAL OPTION PERIOD AND LIMITATIONS ON EXERCISE OF OPTIONS.
               ------------------------------------------------------------
               Subject to the provisions of Section (3) of this Plan, the Board may, in its discretion, provide that a Stock Option may not be exercised in whole or in part for any period or periods of time or beyond any date specified in the Stock Option Agreement. Except as provided in the Stock Option Agreement, a Stock Option may be exercised in whole or in part at any time during its term. Notwithstanding any other provision of this Plan, an ISO granted to a Participant who is not deemed to be a 10% Shareholder may not be exercised after the expiration of ten (10) years from the date it is granted. Notwithstanding any other provision of this Plan, no ISO granted to a Participant who is deemed to be a 10% Shareholder may be exercised after the expiration of five (5) years from the date it is granted. No Stock Option may be exercised for a fractional share of Stock.

     (8) NO OBLIGATION TO EXERCISE STOCK OPTION.  The granting of a Stock Option
         --------------------------------------
shall impose no obligation upon the Participant to exercise that Stock Option.



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    (9)  NONASSIGNABILITY.  Stock Options shall not be transferable other than
         ----------------
by will or by the laws of descent and distribution, and during a Participant's lifetime shall be exercisable only by such Participant.

    (10) EFFECT OF CHANGE IN STOCK SUBJECT TO THIS PLAN.  The aggregate number
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of shares of Stock available for Stock Options under this Plan, the shares subject to any Stock Option and the price per share shall each be proportionately adjusted for any increase or decrease in the number of issued shares of Stock subsequent to the effective date of this Plan resulting from (1) a subdivision or consolidation of shares or any other capital adjustment, (2) the payment of a Stock dividend, or (3) other increase or decrease in such shares effected without receipt of consideration by the Company. If the Company shall be the surviving corporation in any merger or consolidation, any Stock Option shall pertain, apply and relate to the securities to which a holder of the number of shares of Stock subject to the Stock Option would have been entitled after the merger or consolidation. Upon dissolution or liquidation of the Company, or upon a merger or consolidation in which the Company is not the surviving corporation, all Stock Options outstanding under this Plan shall terminate; provided, however, that each Participant (and each other person entitled to exercise a Stock Option) shall have the right, immediately prior to such dissolution or liquidation, or such merger or consolidation, to exercise such Participant's Stock Options in whole or in part, but only to the extent that such Stock Options are otherwise exercisable under the terms of this Plan.




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    (11) AGREEMENT AND REPRESENTATION OF EMPLOYEES.  As a condition to the
         -----------------------------------------
exercise of any portion of a Stock Option, the Company may require the person exercising such Stock Option to represent and warrant at the time of such exercise that any shares of Stock acquired at exercise are being acquired only for investment and without any present intention to sell or distribute such shares, if, in the opinion of counsel for the Company, such representation is required under the Securities Act of 1933, as amended, the Securities Exchange Act of 1934, as amended, or any other applicable law, regulation or rule of any governmental agency.

    (12) RESERVATION OF SHARES OF STOCK.  The Company, during the term of this
         ------------------------------
Plan, will at all times reserve and keep available the number of shares of Stock that shall be sufficient to satisfy the requirements of this Plan.

    (13) EFFECTIVE DATE OF PLAN.  The Plan shall be effective from the date
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that this Plan is approved by the Board.

    (14) TAX REPORTING FOR ISO EXERCISE.  The Company or a subsidiary of the
         ------------------------------
Company, as appropriate, shall furnish a statement to any Participant exercising an ISO on or before January 31 of the calendar year following the calendar year in which an ISO exercise occurs in compliance with Section 6039(a) of the Code. The statement shall contain the following information:

         (A) The employer corporation's name, address and taxpayer identification number;

         (B) The name, address and taxpayer identification number of the person to whom the ISO shares are transferred;

         (C)  The name and address of the Company;




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          (D)  The date the ISO was granted;

          (E) The date the shares were transferred pursuant to the exercise of the ISO;

          (F)  The fair market value of the Stock on date of exercise;

          (G)  The number of shares transferred upon exercise of the ISO;

          (H)  A statement that the ISO was an ISO; and

          (I)  The total cost of the shares.

     (15) RIGHTS OF EMPLOYEES.  No person shall have any rights or claims under
          -------------------
the Plan except in accordance with the provisions of the Plan. Nothing contained in the Plan shall be deemed to give any employee the right to be retained in the service of the Company or its subsidiaries.

     (16) USE OF PROCEEDS.  Proceeds from the sale of shares pursuant to Stock
          ---------------
Options granted under this Plan shall constitute general funds of the Company.

     (17) AMENDMENTS.  The Board of Directors may discontinue the Plan and the
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Committee may amend the Plan from time to time, but no amendment, alteration or discontinuation shall be made which, without the approval of the stockholders, would:

          (A) Except as provided in Section (10) of the Plan, increase the total number of shares reserved for the purposes of the Plan;

          (B) Decrease the Option Price of an ISO to less than the amounts shown in Section (6) of the Plan; or



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          (C)  Extend the duration of the Plan.

     Except as provided in Section (10) of the Plan, neither shall any amendment, alteration or discontinuation impair the rights of any holder of a Stock Option theretofore granted without his consent; provided, however, that if the Committee after consulting with management of the Company determines that application of an accounting standard in compliance with any statement issued by the Financial Accounting Standards Board concerning the treatment of employee stock options would have a significant adverse effect on the Company's financial statements because of the fact that Stock Options granted before the issuance of such statement are then outstanding, then the Committee in its absolute discretion may cancel and revoke all outstanding Stock Options to which such adverse effect is attributed and the holders of those Stock Options shall have no further rights in respect thereof. Such cancellation and revocation shall be effective upon written notice by the Committee to the holders of such Stock Options.




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